Exhibit 99.1

            Tedder, James, Worder & Associates, P.A.
        Certified Public Accountants & Business Advisors

                       September 22, 2005

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C.  20549-0404


Commissioners:


We have read the statements made by NorMexSteel, Inc. (the "Company") (copy attached), which we understand will be filed with the commission, pursuant to Item 4.01 of Form 8-K as part of the Company's Form 8-K report dated September 20, 2005. We agree with the statements concerning our firm n such Form 8-K.

Very truly yours,


/s/ Tedder, James, Worder & Associates, P.A.